EXHIBIT 99.1

NEWS RELEASE

For More Information Contact:

J. Downey Bridgwater, President & Chief

Executive Officer

713-507-2670

Stephen Raffaele, Executive Vice

President & Chief Financial Officer

713-507-7408

STERLING BANCSHARES REPORTS SECOND QUARTER EARNINGS

Net Income of $7.1 Million; Diluted EPS of $0.16

Nonperforming Assets Decrease 28% Sequentially and 45% From a Year Ago

HOUSTON, TX, July 22, 2004 – Sterling Bancshares, Inc. (NASDAQ: SBIB) today announced results for the second quarter ended June 30, 2004.

The Company reported net income of $7.1 million or $0.16 per diluted share for the second quarter of 2004 compared to $4.6 million or $0.10 per diluted share for the second quarter of 2003. Net income for the second quarter of 2004 included:

•	an after-tax gain of $3.2 million, or $0.07 per diluted share, related to the securitization and sale of certain interest-only securities,

•	losses of $554 thousand, or $0.01 per diluted share, after-taxes for the sale of U.S. Treasury securities, and

•	impairment charges on certain bank properties of $721 thousand, or $0.02 per diluted share, net of taxes.

Net income for the second quarter of 2003 included after-tax losses of $1.5 million, or $0.03 per diluted share, from the Company’s mortgage-banking operations which were sold on September 30, 2003 and separately reported as discontinued operations.

For the six months ended June 30, 2004, net income was $12.3 million, or $0.27 per diluted share, compared with $15.9 million, or $0.36 per diluted share earned for the same period in 2003. Net income for the 2003 period included an after-tax net gain on the sale of rural banking offices of $2.1 million or $0.05 per diluted share.

“We are pleased to report increased earnings and significant improvements in asset quality for the second quarter,” commented J. Downey Bridgwater, President and Chief Executive Officer. “Sterling is well positioned to capitalize on the strengthening economy, growing Texas markets and rising interest rate environment. Our continued focus is on achieving productive, profitable, quality growth through new and existing customer relationships and actively seeking acquisition candidates in Texas that will be accretive to earnings and strategically align with our focus on owner-operated businesses. We continue to be excited about our future growth prospects.”

The Company expanded its expense management initiative during the second quarter. After a thorough review by management and employees, numerous expense reduction and alignment projects were identified including the consolidation of smaller offices, disposition of unprofitable initiatives, modification of certain perquisite benefit programs and continued reductions of staffing levels

Sterling Bancshares, Inc., News Release

July 22, 2004

through attrition. The Company will implement these projects during the remainder of 2004. These are expected to reduce the Company’s current non-interest expense base in 2004 and allow for greater control of expense growth in 2005. “We expect these expense initiatives, when combined with a favorable rate environment and higher revenues, to improve Sterling’s efficiency ratio to the mid-60% levels by mid to late 2005,” said Mr. Bridgwater. “The Company remains committed to growth while maintaining a high level of personal service that our customers have always enjoyed.”

At June 30, 2004, nonperforming assets were $13.7 million or 0.63% of total loans and foreclosed properties, an improvement of 28% during the second quarter of 2004 and 45% since June 30, 2003. Net charge-offs for the second quarter of 2004 were $2.1 million or 0.38% (annualized) of average total loans, compared to $3.0 million or 0.45% (annualized) of average total loans in the second quarter of 2003.

Overall, the allowance for credit losses at June 30, 2004 was $27.3 million and represented 1.26% of total period-end loans, up from 1.19% at June 30, 2003. At June 30, 2004, the allowance was 252.91% of nonperforming loans. The provision for credit losses for the second quarter of 2004 was $2.8 million, down $3.3 million from $6.1 million in the second quarter of 2003.

Net interest income was $32.3 million for the second quarter of 2004, a decrease of $675 thousand from the first quarter of 2004. The net interest margin for the second quarter of 2004 was 4.55%, down three basis points from the first quarter of 2004 and down 16 basis points from the 4.71% margin for the second quarter of 2003.

On June 30, 2004, the Federal Open Market Committee increased the overnight interest rate by 25 basis points. This was the first rate increase in more than four years. “The Company’s balance sheet is positioned to benefit from increases in interest rates because of our commercial lending focus and large core deposit base,” said Stephen Raffaele, Executive Vice President and Chief Financial Officer. “We expect this rate increase to help further stabilize Sterling’s net interest margin. Future rate increases should improve our margin.”

Average loans held for investment were $2.1 billion for the second quarter of 2004, up slightly on a linked-quarter basis and up 7.0% from the second quarter of 2003. The Company has experienced higher than expected loan prepayment activity during 2004. This along with the Company’s internal efforts to improve asset quality has affected 2004 loan growth.

Average total deposits for the second quarter of 2004 were $2.5 billion, unchanged from the prior quarter. Noninterest-bearing deposits represented 34.0% of total deposits at June 30, 2004, a ratio above most of the Company’s industry peers.

Noninterest income was $10.8 million in the second quarter of 2004, up $3.7 million compared with the second quarter of last year. Noninterest income for the second quarter of 2004 included a pre-tax gain on the securitization and sale of certain interest-only securities of $4.9 million, offset by realized losses on the sale of U.S. Treasury securities of $853 thousand before taxes.

As previously reported, the Company securitized and sold certain interest-only securities included in the available-for-sale portfolio for a pre-tax gain of $4.9 million in April 2004. This securitization facilitated the sale of these securities by improving their marketability. These interest-only securities were part of the Company’s capital markets activities.

Sterling Bancshares, Inc., News Release

July 22, 2004

Noninterest expense for the second quarter of 2004 was $30.1 million, up $2.6 million as compared with the second quarter of 2003. This increase was due, in part, to a pre-tax impairment charge of $1.1 million in the second quarter of 2004 on one tract of unused land and one bank building which the Company intends to sell.

On September 30, 2003, the Company completed the sale of its mortgage-banking operations. The results of its operations are reported as income from discontinued operations. Separately, as a banking operation, Sterling Bank benefited by financing the mortgage-banking operation’s mortgage loans held for sale. Due to decisions made by the buyer, Sterling Bank lost the benefit of the mortgage warehouse shortly after completing the sale.

At June 30, 2004, Sterling had total assets of $3.1 billion, total loans of $2.2 billion and total deposits of $2.5 billion. The Company’s shareholders’ equity of $297 million at June 30, 2004 is strong at 9.62% of total assets. Book value per common share at period-end was $6.62.

Conference Call

Downey Bridgwater, President and Chief Executive Officer and Stephen Raffaele, Executive Vice President and Chief Financial Officer invite you to listen to the Company’s second quarter earnings conference call that will be broadcast live via telephone and over the Internet on Thursday, July 22, 2004 at 11:00 AM Eastern Time. To participate, please visit the Investor Relations section of the Company’s web site at www.banksterling.com or call (847) 619-6398. An audio archive of the call will be available on the web site beginning Friday, July 23, 2004.

Forward-Looking Statements

Except for historical information contained herein, this press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company’s liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; the effect of changes in accounting policies and practices, as may be adopted by regulatory agencies, as well as the Financial Accounting Standards Board and other accounting regulatory agencies; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company’s business. Please also read the additional risks and factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

About Sterling Bancshares

Sterling Bancshares, Inc., is a Houston-based bank holding company with total assets of $3.1 billion, which operates 37 banking offices in the greater metro areas of Houston, San Antonio, and Dallas, Texas. These cities are the 4th, 8th and 9th largest in the United States based on population. The Company’s common stock is traded through the NASDAQ National Market System under the symbol “SBIB”.

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended			Year-to-date
	Jun. 30, 2004	Mar. 31, 2004	Jun. 30, 2003	Jun. 30, 2004	Jun. 30, 2003

Profitability
Income from continuing operations	$7,073	$5,234	$6,191	$12,307	$15,732
Income from discontinued operations	$—	$—	$(1,550)	$—	$146

Net income	$7,073	$5,234	$4,641	$12,307	$15,878

Earnings per common share from continuing operations (3)
Basic	$0.16	$0.12	$0.14	$0.28	$0.36
Diluted	$0.16	$0.12	$0.14	$0.27	$0.35
Earnings per common share from discontinued operations (3)
Basic	$—	$—	$(0.04)	$—	$—
Diluted	$—	$—	$(0.03)	$—	$—
Earnings per common share (3)
Basic	$0.16	$0.12	$0.11	$0.28	$0.36
Diluted	$0.16	$0.12	$0.10	$0.27	$0.36

Return on average common equity (1)
Total	9.45%	7.09%	7.06%	8.28%	12.35%
Continuing operations	9.45%	7.09%	9.42%	8.28%	12.23%
Return on average assets (1)
Total	0.91%	0.66%	0.54%	0.78%	0.94%
Continuing operations	0.91%	0.66%	0.72%	0.78%	0.93%

Net interest margin	4.55%	4.58%	4.71%	4.56%	4.80%

Efficiency ratio	69.77%	72.23%	64.23%	70.95%	62.03%

Liquidity and Capital Ratios
Average loans to average deposits	87.56%	87.35%	104.38%	87.45%	100.99%
Period-end shareholders’ equity to total assets	9.62%	9.48%	7.59%	9.62%	7.59%
Average shareholders’ equity to average assets	9.61%	9.34%	7.66%	9.47%	7.64%
Period-end tangible capital to total tangible assets	7.69%	7.59%	6.16%	7.69%	6.16%
Tier 1 capital to risk-weighted assets	12.58%	12.57%	10.34%	12.58%	10.34%
Total capital to risk-weighted assets	15.46%	15.59%	13.33%	15.46%	13.33%
Tier 1 leverage ratio (Tier 1 capital to average assets)	10.30%	9.96%	8.38%	10.30%	8.38%

Other Data
Shares used in computing earnings per common share
Basic	44,796	44,700	44,101	44,748	44,044
Diluted	45,234	45,191	44,744	45,192	44,720
End of period common shares outstanding	44,853	44,756	44,159	44,853	44,159
Book value per common share at period-end
Total	$6.62	$6.69	$5.92	$6.62	$5.92
Tangible	$5.18	$5.25	$4.73	$5.18	$4.73
Cash dividends paid per common share	$0.050	$0.050	$0.045	$0.100	$0.090
Common stock dividend payout ratio	31.66%	42.68%	42.73%	36.34%	24.95%
Full-time equivalent employees	1,024	1,044	991	1,024	991
Number of banking offices	37	37	35	37	37

STERLING BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS (Unaudited)

(dollars in thousands)

	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Jun. 30, 2003
ASSETS
Cash and cash equivalents	$131,489	$118,240	$136,764	$134,133	$156,674
Interest-bearing deposits in financial institutions	1,600	1,324	1,358	1,338	1,239
Trading assets	92,751	137,623	172,825	131,597	137,784
Available-for-sale securities, at fair value	473,787	542,636	522,936	312,005	225,785
Held-to-maturity securities, at amortized cost	45,385	39,053	42,157	45,973	53,473

Loans held for sale	13,895	10,730	26,308	311,729	604,337
Loans held for investment	2,153,589	2,137,245	2,130,731	2,010,253	2,042,149

Total loans	2,167,484	2,147,975	2,157,039	2,321,982	2,646,486
Allowance for credit losses	(27,329)	(26,609)	(30,722)	(31,350)	(31,574)

Loans, net	2,140,155	2,121,366	2,126,317	2,290,632	2,614,912

Premises and equipment, net	43,679	48,572	48,541	44,845	46,688
Real estate acquired by foreclosure	2,608	1,497	2,124	2,669	4,736
Goodwill	62,480	62,480	62,933	50,354	50,354
Core deposit intangible, net	2,078	2,202	2,326	1,757	1,868
Accrued interest receivable	10,787	12,203	12,046	11,549	12,125
Other assets	83,409	76,089	76,553	99,077	100,594
Assets related to discontinued operations	—	—	—	—	41,409

TOTAL ASSETS	$3,090,208	$3,163,285	$3,206,880	$3,125,929	$3,447,641

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$845,874	$862,729	$834,313	$961,877	$1,030,942
Interest-bearing demand	977,943	911,983	929,577	862,271	869,760
Certificates and other time deposits	664,788	731,640	654,479	592,114	693,114

Total deposits	2,488,605	2,506,352	2,418,369	2,416,262	2,593,816
Other borrowed funds	149,750	201,950	324,160	231,956	402,800
Notes payable	—	—	—	17,028	18,694
Subordinated debt	45,254	48,319	46,533	47,453	49,254
Junior subordinated debt (2)	82,475	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	26,860	24,329	42,747	43,625	5,561
Liabilities related to discontinued operations	—	—	—	—	33,527

Total liabilities	2,792,944	2,863,425	2,914,284	2,838,799	3,186,127

COMMITMENTS AND CONTINGENCIES	—	—	—	—	—

SHAREHOLDERS’ EQUITY
Convertible preferred stock	20	20	20	20	20
Common stock	44,853	44,756	44,642	44,232	44,159
Capital surplus	50,853	50,036	48,953	46,329	45,611
Retained earnings	205,651	200,818	197,819	193,928	168,576
Accumulated other comprehensive income, net of tax	(4,113)	4,230	1,162	2,621	3,148

Total shareholders’ equity	297,264	299,860	292,596	287,130	261,514

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,090,208	$3,163,285	$3,206,880	$3,125,929	$3,447,641

STERLING BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended					Year-to-date
	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Jun. 30, 2003	Jun. 30, 2004	Jun. 30, 2003

Interest income:
Loans, including fees	$33,023	$33,234	$32,766	$40,396	$41,172	$66,257	$81,196
Securities:
Taxable	4,977	5,020	3,864	2,162	2,201	9,997	4,925
Non-taxable	464	455	489	529	595	919	1,244
Trading assets	991	1,462	977	857	871	2,453	1,733
Federal funds sold	23	20	63	27	39	43	86
Deposits in financial institutions	16	15	16	17	17	31	36

Total interest income	39,494	40,206	38,175	43,988	44,895	79,700	89,220

Interest expense:
Demand and savings deposits	1,080	953	1,016	987	1,288	2,033	2,749
Certificates and other time deposits	3,275	3,365	3,094	3,461	3,827	6,640	8,053
Other borrowed funds	586	681	504	1,491	1,578	1,267	2,926
Notes payable	—	—	128	137	155	—	320
Subordinated debt	620	595	598	589	716	1,215	716
Junior subordinated debt (2)	1,587	1,591	1,592	1,590	1,597	3,178	3,197

Total interest expense	7,148	7,185	6,932	8,255	9,161	14,333	17,961

Net interest income	32,346	33,021	31,243	35,733	35,734	65,367	71,259

Provision for credit losses	2,781	3,500	3,000	4,150	6,098	6,281	10,548

Net interest income after provision for credit losses	29,565	29,521	28,243	31,583	29,636	59,086	60,711

Noninterest income:
Customer service fees	3,688	3,921	3,853	4,061	3,986	7,609	8,300
Net gain (loss) on the sale of banking offices	—	—	277	—	(142)	—	3,240
Net gain on the sale of securities	4,128	143	531	—	—	4,271	374
Net gain on the sale of trading assets	154	348	154	405	280	502	627
Other	2,807	2,805	2,614	3,012	2,963	5,612	5,822

Total noninterest income	10,777	7,217	7,429	7,478	7,087	17,994	18,363

Noninterest expense:
Salaries and employee benefits	17,175	17,687	15,609	16,583	16,082	34,862	33,333
Occupancy expense	3,743	3,597	3,656	3,996	3,960	7,340	7,712
Technology	1,537	1,388	1,452	1,289	1,229	2,925	2,429
Professional fees	1,395	1,062	1,324	1,317	1,289	2,457	1,983
Postage, delivery and supplies	816	875	838	831	854	1,691	1,805
Marketing	539	386	418	195	480	925	885
Core deposit intangible amortization	124	124	126	111	114	248	228
Other	4,756	3,943	4,469	3,607	3,496	8,699	7,220

Total noninterest expense	30,085	29,062	27,892	27,929	27,504	59,147	55,595

Income before income taxes	10,257	7,676	7,780	11,132	9,219	17,933	23,479
Provision for income taxes	3,184	2,442	2,583	3,707	3,028	5,626	7,747

Income from continuing operations	$7,073	$5,234	$5,197	$7,425	$6,191	$12,307	$15,732

Income (loss) from discontinued operations before income taxes	—	—	1,101	44,426	(2,534)	—	293
Provision (benefit) for income taxes	—	—	407	24,510	(984)	—	147

Income (loss) from discontinued operations:	—	—	694	19,916	(1,550)	—	146

Net income	$7,073	$5,234	$5,891	$27,341	$4,641	$12,307	$15,878

Earnings per share from continuing operations (3):
Basic	$0.16	$0.12	$0.12	$0.17	$0.14	$0.28	$0.36

Diluted	$0.16	$0.12	$0.12	$0.17	$0.14	$0.27	$0.35

Earnings per share (3):
Basic	$0.16	$0.12	$0.13	$0.62	$0.11	$0.28	$0.36

Diluted	$0.16	$0.12	$0.13	$0.61	$0.10	$0.27	$0.36

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	Jun. 30, 2004			Mar. 31, 2004
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Interest-Earning Assets:
Loans held for sale	$11,568	$187	6.50%	$9,210	$128	5.59%
Loans held for investment:
Taxable	2,144,582	32,771	6.15%	2,143,084	33,039	6.20%
Non-taxable	4,064	65	6.43%	4,188	67	6.43%
Securities:
Taxable	529,652	4,977	3.78%	528,063	5,020	3.82%
Non-taxable	42,817	464	4.36%	41,496	455	4.41%
Trading assets	113,392	991	3.52%	163,807	1,462	3.59%
Federal funds sold	9,709	23	0.94%	10,915	20	0.74%
Deposits in financial institutions	1,874	16	3.39%	1,480	15	4.08%

Total interest-earning assets	2,857,658	39,494	5.56%	2,902,243	40,206	5.57%

Noninterest-earning assets	276,848			278,937

Total Assets	$3,134,506			$3,181,180

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$934,732	1,080	0.46%	$941,006	953	0.41%
Certificates and other time	713,283	3,275	1.85%	719,620	3,365	1.88%
Other borrowed funds	212,123	586	1.11%	247,794	681	1.11%
Subordinated debt	46,298	620	5.39%	47,112	595	5.08%
Junior subordinated debt (2)	82,475	1,587	7.74%	82,475	1,591	7.76%

Total interest-bearing liabilities	1,988,911	7,148	1.45%	2,038,007	7,185	1.42%
Noninterest-bearing sources:
Noninterest-bearing liabilities	844,394			846,121
Shareholders’ equity	301,201			297,052

Total Liabilities and Shareholders’ Equity	$3,134,506			$3,181,180

Net Interest Income & Margin		$32,346	4.55%		$33,021	4.58%

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Year-to-date
	Jun. 30, 2004			Jun. 30, 2003
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Interest-Earning Assets:
Loans held for sale	$10,389	$315	6.10%	$567,100	$15,604	5.55%
Loans held for investment:
Taxable	2,143,833	65,810	6.17%	1,985,866	65,439	6.65%
Non-taxable	4,126	132	6.43%	4,743	153	6.51%
Securities:
Taxable	528,857	9,997	3.80%	250,865	4,925	3.96%
Non-taxable	42,157	919	4.38%	56,601	1,244	4.43%
Trading assets	138,600	2,453	3.56%	114,244	1,733	3.06%
Federal funds sold	10,312	43	0.84%	15,119	86	1.15%
Deposits in financial institutions	1,677	31	3.69%	1,220	36	5.95%

Total interest-earning assets	2,879,951	79,700	5.57%	2,995,758	89,220	6.01%

Noninterest-earning assets	277,892			405,356

Total Assets	$3,157,843			$3,401,114

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$937,869	2,033	0.44%	$903,730	2,749	0.61%
Certificates and other time	716,452	6,640	1.86%	697,182	8,053	2.33%
Other borrowed funds	229,958	1,267	1.11%	435,603	2,926	1.35%
Notes payable	—	—	—	20,252	320	3.19%
Subordinated debt	46,705	1,215	5.23%	22,621	716	6.38%
Junior subordinated debt (2)	82,475	3,178	7.75%	82,475	3,197	7.82%

Total interest-bearing liabilities	2,013,459	14,333	1.43%	2,161,863	17,961	1.68%

Noninterest-bearing sources:
Noninterest-bearing liabilities	845,257			979,483
Shareholders’ equity	299,127			259,768

Total Liabilities and Shareholders’ Equity	$3,157,843			$3,401,114

Net Interest Income & Margin		$65,367	4.56%		$71,259	4.80%

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended
	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Jun. 30, 2003
Condensed Average Balance Sheet
Loans held for sale	$11,568	$9,210	$14,292	$621,113	$617,822
Loans held for investment	2,148,646	2,147,272	2,081,444	2,034,079	2,007,484

Total loans	2,160,214	2,156,482	2,095,736	2,655,192	2,625,306
Securities	572,469	569,559	459,945	302,940	295,811
Trading assets	113,392	163,807	147,675	126,349	107,383
Other earning assets	11,583	12,395	29,784	14,066	15,249

Total earning assets	2,857,658	2,902,243	2,733,140	3,098,547	3,043,749
Goodwill	62,480	62,715	57,955	50,354	51,082
Core deposit intangible, net	2,142	2,266	2,481	1,815	1,930
Other assets	212,226	213,956	218,450	249,423	292,562
Assets related to discontinued operations	—	—	—	36,683	53,767

Total assets	$3,134,506	$3,181,180	$3,012,026	$3,436,822	$3,443,090

Noninterest bearing deposits	$819,189	$808,109	$842,748	$913,403	$949,373
Interest-bearing deposits	1,648,015	1,660,626	1,517,111	1,535,491	1,565,790

Total deposits	2,467,204	2,468,735	2,359,859	2,448,894	2,515,163
Other borrowed funds	212,123	247,794	172,627	527,771	470,633
Notes payable	—	—	16,598	17,553	19,792
Subordinated debt	46,298	47,112	46,607	46,356	44,994
Junior subordinated debt (2)	82,475	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	25,205	38,012	44,272	10,390	13,085
Liabilities related to discontinued operations	—	—	—	35,995	33,200

Total liabilities	2,833,305	2,884,128	2,722,438	3,169,434	3,179,342
Shareholders’ equity	301,201	297,052	289,588	267,388	263,748

Total liabilities and shareholders’ equity	$3,134,506	$3,181,180	$3,012,026	$3,436,822	$3,443,090

	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Jun. 30, 2003
Period-end Loans:
Loans held for sale	$13,895	$10,730	$26,308	$311,729	$604,337
Loans held for investment
Commercial and industrial	615,055	624,600	666,767	627,378	635,240
Real estate:
Commercial	922,135	885,041	829,704	764,207	749,906
Construction and development	326,382	323,978	327,368	320,724	325,567
Residential mortgage	191,121	201,541	201,948	188,228	200,834
Consumer/other	98,896	102,085	104,944	109,716	130,602

Loans held for investment	2,153,589	2,137,245	2,130,731	2,010,253	2,042,149

Total period-end loans	$2,167,484	$2,147,975	$2,157,039	$2,321,982	$2,646,486

	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Jun. 30, 2003
Period-end Deposits:
Noninterest-bearing demand	$845,874	$862,729	$834,313	$961,877	$1,030,942
Interest-bearing demand	977,943	911,983	929,577	862,271	869,760
Certificates and other time deposits
Jumbo	341,691	339,023	386,914	326,027	340,313
Regular	205,838	209,830	212,799	213,734	222,721
Brokered deposits	117,259	182,787	54,766	52,353	130,080

Total period-end deposits	$2,488,605	$2,506,352	$2,418,369	$2,416,262	$2,593,816

STERLING BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION (Unaudited)

(dollars in thousands)

	Quarter Ended					Year-to-date
	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Jun. 30, 2003	Jun. 30, 2004	Jun. 30, 2003
Allowance for Credit Losses
Allowance for credit losses at beginning of period	$26,609	$30,722	$31,350	$31,574	$28,429	$30,722	$27,248
Charge-offs:
Commercial, financial, and industrial	1,906	5,574	4,282	2,514	1,905	7,480	3,801
Real estate, mortgage and construction	719	2,295	399	1,753	1,468	3,014	2,334
Consumer	218	499	271	661	222	717	658

Total charge-offs	2,843	8,368	4,952	4,928	3,595	11,211	6,793

Recoveries:
Commercial, financial, and industrial	732	586	380	435	507	1,318	632
Real estate, mortgage and construction	9	91	6	9	53	100	142
Consumer	41	78	83	110	82	119	150

Total recoveries	782	755	469	554	642	1,537	924

Net charge-offs	2,061	7,613	4,483	4,374	2,953	9,674	5,869
Allowance associated with acquired institution	—	—	855	—	—	—	—
Allowance sold with divestiture	—	—	—	—	—	—	353
Provision for credit losses	2,781	3,500	3,000	4,150	6,098	6,281	10,548

Allowance for credit losses at end of period	$27,329	$26,609	$30,722	$31,350	$31,574	$27,329	$31,574

Nonperforming Assets
Nonperforming loans - nonaccrual	$10,806	$16,369	$33,887	$19,788	$20,089	$10,806	$20,089
Real estate acquired by foreclosure	2,608	1,497	2,124	2,669	4,736	2,608	4,736
Other repossessed assets	273	1,189	169	237	89	273	89

Total nonperforming assets	$13,687	$19,055	$36,180	$22,694	$24,914	$13,687	$24,914

Potential problem loans	$62,638	$66,055	$66,482	$72,984	$80,687	$62,638	$80,687

Accruing loans past due 90 days or more	$3,987	$21	$35	$5,118	$110	$3,987	$110

Ratios
Period-end allowance for credit losses to period-end loans	1.26%	1.24%	1.42%	1.35%	1.19%	1.26%	1.19%
Net charge-offs to average loans (1)	0.38%	1.42%	0.85%	0.65%	0.45%	0.90%	0.46%
Period-end allowance for credit losses to
nonperforming loans	252.91%	162.56%	90.66%	158.43%	157.17%	252.91%	157.17%
Nonperforming assets to period-end loans, real estate acquired by foreclosure and other repossessed assets	0.63%	0.89%	1.68%	0.98%	0.94%	0.63%	0.94%
Nonperforming loans to period-end loans	0.50%	0.76%	1.57%	0.85%	0.76%	0.50%	0.76%
Nonperforming assets to period-end assets	0.44%	0.60%	1.13%	0.73%	0.72%	0.44%	0.72%

STERLING BANCSHARES, INC.

DISCONTINUED OPERATIONS INCOME STATEMENTS (Unaudited)

(dollars in thousands, except for per share data)

	Quarter Ended					Year-to-date
	Jun. 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sep. 30, 2003	Jun. 30, 2003	Jun. 30, 2004	Jun. 30, 2003
Net interest income after provision for credit losses	$—	$—	$—	$(699)	$(2,766)	$—	$(3,708)

Noninterest income:
Gain on the sale of mortgage loans	—	—	—	9,237	13,813	—	25,384
Mortgage origination income	—	—	—	6,228	9,422	—	17,595
Gain on the sale of Sterling Capital Mortgage Company	—	—	1,800	45,983	—	—	—
Other	—	—	—	2,889	2,788	—	5,175

Total noninterest income	—	—	1,800	64,337	26,023	—	48,154

Noninterest expense:
Salaries and employee benefits	—	—	—	8,105	8,104	—	16,141
Occupancy expense	—	—	—	3,356	3,215	—	6,064
Technology	—	—	—	299	286	—	579
Professional fees	—	—	—	341	207	—	432
Postage, delivery and supplies	—	—	—	824	890	—	1,758
Mortgage servicing rights amortization and impairment	—	—	—	1,155	11,556	—	15,460
Minority interest expense	—	—	—	3	(387)	—	37
Other	—	—	699	5,129	1,920	—	3,682

Total noninterest expense	—	—	699	19,212	25,791	—	44,153

Income (loss) from discontinued operations before income taxes	—	—	1,101	44,426	(2,534)	—	293
Provision (benefit) for income taxes	—	—	407	24,510	(984)	—	147

Income (loss) from discontinued operations	$—	$—	$694	$19,916	$(1,550)	$—	$146

Earnings per share from discontinued operations:
Basic	$—	$—	$0.01	$0.45	$(0.04)	$—	$—

Diluted	$—	$—	$0.01	$0.44	$(0.03)	$—	$—

STERLING BANCSHARES, INC.

FOOTNOTES TO EARNINGS RELEASE

(1)	Interim periods annualized
(2)	On January 1, 2004, the Company adopted FIN 46R, Consolidation of Variable Interest Entities. Upon adoption, the trusts that previously issued the outstanding company-obligated mandatorily redeemable trust preferred securities were deconsolidated from the Company’s consolidated financial statements. Instead, the junior subordinated debentures issued by the Company to these subsidiary trusts are shown as liabilities in the consolidated balance sheets and interest expense associated with the junior subordinated debentures are shown in the consolidated statements of income. The consolidated financial statements and resultant interest yields and other financial ratios have been restated to reflect the adoption of FIN 46R. Adoption of FIN 46R did not affect previously reported amounts for net income or equity.
(3)	Earnings per share in each quarter from continuing operations, discontinued operations and net income is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year. Thus, the sum for the quarters and net income from continuing and discontinued operations earnings per share does not necessarily equal the full period and net income earnings per share.